Rule 482 ad
                                                                     Rule 497(e)
                                                    File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[In white type on gray background is the headline:]
Checking into fine hotels everywhere.
[Beneath the headline running the full width is a photograph of a number of hotels under construction.]
[Beneath the photograph is the following in black type:]
CGM Realty Fund
MANAGED BY KEN HEEBNER
[Below the photograph running in two columns printing in smaller black type is the following text:]
[Left column]
         In today's unpredictable marketplace, the performance of real estate investments, including hotel REITs, may provide a strategic advantage.
         CGM(R) Realty Fund combines the long-term capital appreciation potential of real estate investments with the convenience of a mutual fund.
         Managed by Ken Heebner, CGM Realty Fund can be a welcome addition to a diversified portfolio. For the twelve months ended 6/30/05, CGM Realty Fund returned 43.4%.
[The following text appears in black italicized type:]
         43.4%, 27.9%, and 20.9% are the average annual total returns for CGM Realty Fund for the 1-, 5-, and 10-year periods ended 6/30/05. Although homebuilding stocks were a major contributor to performance over these time periods, the Fund no longer owns them. Current performance may be lower or higher. The Fund's advisor absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return for the 10-year period would
[Right column]
be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares, when you redeem them, may be worth more or less than you originally paid for them. You should carefully consider the Fund's investment objectives, risks, charges and expenses before investing in the Fund. The Fund's prospectus contains this and other important information about the Fund. You should read the prospectus carefully before investing. Please call the toll free number below for a prospectus.
[The following text appears in black type:]
         While no one can predict future performance, maybe you should consider investing now. Call now for a prospectus and current performance information through the most recent month-end.
[A line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text:]
CGM Realty Fund
[Below is the following text (in smaller copy):]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0767
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2005 CGM